UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011

XTREME GREEN PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52502	26-2373311
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

2191 Mendenhall Dr. Suite 101 North Las Vegas, NV 89081

(Address of principal executive offices) (zip code)

(702) 233-4804

(Registrant's telephone number, including area code)

 (Former name or address, if changed since last report)

Copies to:

Louis A. Brilleman, Esq.

1140 Avenue of the Americas, 9th Floor

New York, New York 10036

Phone: (212) 584-7805

Fax: (646) 380-6635

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

Starting on October 26, 2011, Xtreme Green Products Inc. (the “Company”) will be sending a letter to all its shareholders (the “Shareholder Letter”).   in which it provides a corporate update as well as instructions as to how to sell its shares of Company stock under Rule 144 promulgated under the Securities Act of 1933  A copy of the Shareholder Letter is attached hereto as Exhibit 99.1.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT: All statements in this Current Report on Form 8-K, including in the attached exhibit, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words "believes," "anticipates," "plans," "expects," "may," "should," "could," "estimate," "intend" and other similar expressions are intended to identify forward-looking statements.  Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included within the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission ("SEC") and the risks discussed in the Company’s subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements.  Except as may be required by law, the Company undertakes no obligation to address or publicly update any of its forward-looking statements to reflect events or circumstances that arise after the date of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 99.1	Description Shareholder Letter dated October 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xtreme Green Products Inc.

October 25, 2011	By:	/s/ Ken Sprenkle
Ken Sprenkle
Chief Financial Officer

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